Postretirement Plans	12 Months Ended
Sep. 30, 2011
Postretirement Plans [Abstract]
Postretirement Plans
(11)  Postretirement Plans

The Company sponsors unfunded postretirement benefit plans (primarily health care) for U.S. retirees and their dependents. The components of net postretirement benefits expense for the years ended September 30 follow:

	2009	2010	2011
Service cost	$4	5	3
Interest cost	30	24	17
Net amortization	15	1	(7)
Net postretirement expense	$49	30	13

Reconciliations of the actuarial present value of accumulated postretirement benefit obligations follow:

	2010	2011
Benefit obligation, beginning	$499	417
Service cost	5	3
Interest cost	24	17
Actuarial (gain) loss	(36)	(25)
Benefits paid	(32)	(20)
Plan amendments	(34)	-
Acquisitions/divestitures and other	(9)	-
Benefit obligation, ending (recognized in balance sheet)	$417	392

As of September 30, 2011 there was $84 of deferred actuarial gains in accumulated other comprehensive income, of which approximately $10 will be amortized into earnings in 2012. The assumed discount rates used in measuring the benefit obligations as of September 30, 2011, 2010 and 2009, were 4.25 percent, 4.25 percent and 5.0 percent, respectively. The assumed health care cost trend rate for 2012 is 8.0 percent, declining to 5.0 percent in the year 2018, and for 2011 was 8.0 percent, declining to 5.0 percent in the year 2017. A one-percentage-point increase or decrease in the assumed health care cost trend rate for each year would increase or decrease 2011 postretirement expense and the benefit obligation as of September 30, 2011 less than 5 percent. The Company estimates that future health care benefit payments will be $37 in 2012, $37 in 2013, $36 in 2014, $36 in 2015, $34 in 2016 and $156 in total over the five years 2017 through 2021.